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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              November 8, 2004
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                        CINCINNATI FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

        Ohio                        0-4604                       31-0746871
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(State or other jurisdiction     (Commission                 (I.R.S. Employer
      of incorporation)          File Number)                Identification No.)

     6200 S. Gilmore Road, Fairfield, Ohio                        45014-5141
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (513) 870-2000
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           (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 8, 2004, Cincinnati Financial Corporation reached an agreement to buy 1,000,000 shares of Cincinnati Financial's common stock from Robert C. Schiff, Trustee, Robert C. Schiff Revocable Trust originally dated November 21, 2001. Robert C. Schiff is a member of Cincinnati Financial's board of directors. In that regard, Cincinnati Financial and the Trust entered into a Stock Purchase Agreement on November 12, 2004. The stock will be sold to Cincinnati Financial at an aggregate purchase price equal to 99 percent of the product of (a) 1,000,000 multiplied by (b) the last reported sale price per share of the common stock on the Nasdaq National Market at the close of trading on November 12, 2004. Cincinnati Financial will pay the Trust the purchase price for the stock on the closing date, which is expected to be on or about November 15, 2004.

The above description of the purchase agreement does not purport to be a complete statement of the parties' rights and obligations under the purchase agreement and the transactions contemplated by the purchase agreement.

Prior to this transaction, Mr. Schiff, age 81, reported he beneficially owned over 4 million shares of Cincinnati Financial common stock in a November 9, 2004, Form 4 filing with the Securities and Exchange Commission.

The company intends for the purchase of these shares to be part of the stock repurchase program authorized by the company's board of directors in 1999. Following completion of the transaction, the company will have fewer than 4 million shares remaining under the stock repurchase authorization.


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) At the regular meeting of the company's board of directors on November 12, 2004, Robert C. Schiff announced his retirement effective immediately from the boards of Cincinnati Financial and its four insurance subsidiaries.

     Cincinnati Financial is not aware of any disagreements with Mr. Schiff on any matter relating to Cincinnati Financial's operations, policies, or practices. Mr. Schiff did not hold any positions on any committees of the board of directors.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CINCINNATI FINANCIAL CORPORATION
Date November 12, 2004
                               By /s/ Kenneth W. Stecher
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                               Kenneth W. Stecher
                               Chief Financial Officer, Senior Vice President, Secretary and Treasurer
                               (Principal Accounting Officer)